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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     November 21, 2002


                              JLG INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

                         Commission file number: 0-8454

                 PENNSYLVANIA                               25-1199382
       (State or other jurisdiction of                   (I.R.S. Employer
        incorporation or organization)                  Identification No.)

       1 JLG Drive, McConnellsburg, PA                      17233-9533
   (Address of principal executive offices)                 (Zip Code)


               Registrant's telephone number, including area code:
                                 (7l7) 485-5161


                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 5.  Other Events.

A copy of the press release of JLG Industries, Inc. with respect to results for the first quarter 2003 is filed as Exhibit 99.1 hereto and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

         (c) Exhibits

             99.1 Text of the Company's press release dated November 21, 2002 with respect to results for the first quarter 2003.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      JLG INDUSTRIES, INC.
                                      (Registrant)



Date: November 22, 2002               /s/ James H. Woodward, Jr.
                                      --------------------------------
                                      James H. Woodward, Jr.
                                      Executive Vice President and
                                      Chief Financial Officer




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                                  EXHIBIT INDEX

Exhibit No.        Description
-----------        -----------
  99.1             Text of the Company's press release dated November 21, 2002 with respect to results for the first quarter 2003.




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